DISBURSEMENT AGREEMENT

This Disbursement Agreement is made as of the 1st day of April, 2004,

Among:

VISUAL BIBLE INTERNATIONAL, INC.
(the "Company")

- and -

VISUAL BIBLE INTERNATIONAL (CANADA) INC. ("Visual Canada")

- and -

RED BROOK DEVELOPMENTS LIMITED ("Red Brook"), in its capacity as a holder of A Units of the Company and on behalf of the parties listed on Schedule "A", (the "A Unit Debentureholders"), and in its capacity as a holder of B Units and on behalf of the parties listed on Schedule "B", (the "B Unit Debentureholders"), and not in any other capacity (the A Unit Debentureholders and B Unit Debentureholders, collectively, the "Debentureholders")

- and -

DELUXE TORONTO LTD. ("Toronto"),
DELUXE MEDIA SERVICES, INC.
(formerly Deluxe Video Services, Inc.) ("Media"),
DELUXE LABORATORIES, INC. ("Labs")
(Labs, Media and Toronto, collectively, "Deluxe")

- and -

SHINER ZWEIG INC.

("Shiner")

Whereas:

A. the Company is a party to a second forbearance agreement dated as of April 1, 2004 among the Red Brook, the Company, The
Book of John, Inc., and Visual Canada (the "Second Forbearance
Agreement");

B.   the Company has entered into:

(i) a fulfillment services agreement dated as of January 9, 2004 with Labs (the "Fulfillment Agreement");

(ii) an inducement agreement dated as of August, 2002 with Labs and Media (the "Inducement Agreement");

(iii) a certain video duplication, DVD replication and distribution services agreement dated as of August, 2002 with Media (the "Video Agreement"); and

(iv) a film processing agreement dated August 27, 2002 with Labs (the "Deluxe Labs Agreement" and collectively with the Inducement Agreement, the Fulfillment Agreement and the Video Agreement, as each such agreement may be modified, supplemented or amended from time to time, the "Deluxe Agreements").

C. the Company has granted a security interest in, to and over the property described therein to and in favour of the A Unit Debentureholders pursuant to general security agreements each dated as of December 24, 2002, as may be amended, replaced or supplemented from time to time, and security agreements each dated as of December 24, 2002, as may be amended, replaced or supplemented from time to time, and has granted a security interest in, to and over the property described therein to and in favour of the B Unit Debentureholders pursuant to general security agreements each dated as of August 28, 2003, as may be amended, replaced or supplemented from time to time, and security agreements each dated as of August 28, 2003, as may be amended, replaced or supplemented from time to time (the "Debentureholders Security");

D. the Company has granted a security interest in, to and over the property described therein to and in favour of Deluxe pursuant to an inventory security agreement dated as of March 1, 2004 and a security agreement dated as of March 26, 2004, each as may be amended, replaced or supplemented from time to time (the "Deluxe Security") which are in addition to the liens granted under the Deluxe Agreements;

E. the Company is a party to that certain agreement with Fifth Third Bank (the "Merchant Bank") dated August 29, 2003 (the "Merchant Account Agreement") whereby the Company has an account with the Merchant Bank (the "Merchant Account") into which the Merchant Bank will deposit the proceeds of credit card sales in respect of Direct Response Sales (as defined below);

F.   the Company will cause all funds received from Direct
Response Sales (as defined below) and Non Direct Response Sales
(as defined below) to be deposited into the Disbursement Accounts
(as defined below) for distribution to the Distributees (as defined below) and the Company; and

G. the Agent has agreed to act as the disbursing agent of the Company for the distribution of amounts deposited into the Disbursement Accounts in the manner provided herein.

      Now, therefore, in consideration of the covenants and agreements of the parties and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

INTERPRETATION

1.1  Definitions.

"A Unit Payment Amount" has the meaning set out in Schedule "A".

"Agent" means Shiner or any replacement.

"B Unit Payment Amount" has the meaning set out in Schedule "B".

"Business Day" means any day, other than a Saturday and Sunday, which chartered banks in Canada are open for commercial banking during normal banking hours.

"Debentureholders Security" has the meaning set out in preamble
C.

"Deluxe Agreements" has the meaning set out in preamble B.

"Deluxe Labs Agreements" has the meaning set out in preamble B.

"Deluxe Obligations" means amounts owing to Deluxe by the Company for:

(i) the Duplication Services, the Packaging Services, the
Distribution Services and the Replication Services (as each term is defined in the Video Agreement) in accordance with the terms of the Video Agreement;

(ii) the processing and furnishing of Release Prints in accordance with the terms of the Deluxe Labs Agreement; and

(iii) the Fulfillment Services (as defined in the Fulfillment
Agreement) in accordance with the terms of the Fulfillment
Agreement;

only in respect of such services that were provided by Deluxe to the Company in respect of Units produced or manufactured by Deluxe on or after March 1, 2004 for shipment on or after March
7, 2004.

"Deluxe Security" has the meaning set out in preamble D.

"Direct Response Sales" means sales of Units by the Company: (i) which result from television, radio, infomercial advertising, print or web advertising and which call for a telephone, mail or web response by the consumer; (ii) pursuant to any agreements between the Canadian Bible Society and the Company; (iii) of sermon packages pursuant to an agreement between David Mains and the Company; and, (iv) pursuant to the Company's direct initiatives with individual church congregations in both Canada and the United States.

"Disbursement Accounts" means both the DR Account and the Non DR
Account; "Disbursement Account" means either the DR Account or the Non DR Account.

"Disbursement Fees" has the meaning set out in section 4.4.

"Dispute Notice" has the meaning set out in section 4.5(b).

"Distributees" has the meaning set out in section 2.4.

"DR Account" has the meaning set out in section 2.1.

"Inducement Agreement" has the meaning set out in preamble B.

"Fulfillment Agreement" has the meaning set out in preamble B.

"Merchant Account" has the meaning set out in preamble E.

"Merchant Account Agreement" has the meaning set out in preamble
E.

"Merchant Bank" has the meaning set out in preamble E.

"Merchandise Sales" means all sales of merchandise by the Company aside from the sale of Units which sales include t-shirts and the sound track to the movie.

"Non Direct Response Sales" means Retail and Rentail Sales, Other
DVD Unit Sales and Other Sales.

"Non DR Account" has the meaning set out in section 3.1.

"Other DVD Unit Sales" means sales of Units by the Company: (i) to the American Bible Society; and, (ii) any other sales of or receipts in respect of Units other than Direct Response Sales or, Retail and Rentail Sales.

"Other Sales" all revenue and/or receipts including from theatrical releases in the continental United States and Canada by ThinkFilm LLC, or from any other theatrical releases or licenses or distribution rights granted worldwide, other than Direct Response Sales, Other DVD Unit Sales or Retail and Rentail
Sales.

"Parties" means the Agent, the Company, Red Brook and Deluxe.

"PPSA" has the meaning set out in section 2.7.

"Retail and Rentail Sales" means sales of Units by the Company to retail outlets or to video rental outlets.

"Second Forbearance Agreement" has the meaning set out in preamble A.

"Units" means videocassettes or DVD discs or sets thereof as packaged for ultimate sale to the public.

"Video Agreement" has the meaning set out in preamble B.

ARTICLE II

DIRECT RESPONSE SALES

2.1 Disbursement Account. Visual Canada has established a Canadian dollar account and a United States dollar account (collectively, the "DR Account") with National Bank of Canada
(Account Nos.  ___________     and      ___________    ___),
which accounts provide that during the term of this Agreement, any and all withdrawals and disbursements from the DR Account shall be solely at the written direction of the Agent as disbursing agent for the Company; the Company and Visual Canada shall cause all DR Account documents to so provide and to be on terms reasonably satisfactory to Red Brook and Deluxe. In the event that any interest is earned on amounts deposited from time to time in the DR Account, such interest shall be distributed by the Agent as provided herein. All escrow fees and other costs and expenses incurred in connection with the DR Account shall be paid by the Company. For greater certainty, neither the Company, Visual Canada or their respective successors and assigns shall have any right to withdraw funds from the DR Account and the account documents shall so provide. The Company and Visual Canada covenant that they will cause all funds received from Direct Response Sales to be deposited into the DR Account.
Visual Canada hereby confirms that all funds held in the DR Account are held by Visual Canada in trust for the Company, Deluxe, the Debentureholders and the other Distributees in accordance with their respective rights to receive payments out of the DR Account pursuant to section 2.4, such trust arrangement entered into by Visual Canada for the purpose of expediency in connection with the execution of this Agreement and that Visual Canada has no interest whatsoever in any of the said funds. The Company covenants that it will not incur any financial obligations to Merchant Bank except in the ordinary course in connection with the establishment and maintenance of the Merchant Account and in connection with the activities of Merchant Bank with respect to the clearing of credit card purchases of Units.

2.2 Transfer from Merchant Account. The Company and Visual Canada covenant that they will give such irrevocable directions as are necessary to cause all available funds in the Merchant Account to be transferred to the DR Account by wire transfer on a daily basis.

2.3 Company Report. The Company shall provide to the Parties as long as this Agreement is in effect, on Tuesday in each week, a report in writing which shall include a list of Units sold and a reconciliation against cash received, details of Merchandise Sales, the aggregate price at which such Units and Merchandising Sales were each sold, the total amount of shipping and handling charges, and applicable taxes, and the Deluxe Obligations due and owing in respect of Direct Response Sales, all in respect of sales that occurred commencing from the time when the last sales were made on the report last submitted by the Company to the Parties pursuant to this section to the close of business on the day immediately preceding the date of the report, except that the first such report, shall cover the period from the date hereof until the close of business on the day immediately preceding the date of the report. Such report shall also include the cumulative total of Units sold. All reports shall be sent by the Company to the Agent by facsimile transmission or by electronic mail. In the event that a Tuesday is not a Business Day, then such report shall be forwarded to the Agent on the next Business Day.

2.4 Disbursements from the DR Account. From the total amount transferred from time to time into the DR Account, the Agent shall cause payments to be made in the following order of payment to the extent that there are funds available for distribution:

(a)  to the Agent, the Disbursement Fees, if any, pursuant to section 4.4 hereof;

(b) to Deluxe, the Deluxe Obligations due and owing in respect of Direct Response Sales;

(c) to the Company, all amounts on account of shipping and handling, applicable taxes and Merchandise Sales;

(d)  to the Debentureholders, the amount with regard to the A
Unit Debentureholders as set out in Schedule "A" and with regard to the B Unit Debentureholders as set out in Schedule "B";

(e) to Deluxe and Film Finances, Inc., the respective amounts set out in Schedule "C"; and

(f) to the Company, the balance remaining in the DR Account after the payment of the amounts above described.

2.5 Agent Reports. The Agent shall furnish to the Parties, on a weekly basis, a report indicating: (i) all amounts received in the DR Account during the previous week; (ii) the total amount of the funds held in the DR Account at the end of the previous week;
(iii) the amounts disbursed to those parties listed in Schedule "A", Schedule "B" and Schedule "C" (the "Distributees") and to the Company; and, (iv) the cumulative total of all amounts disbursed by the Agent to each of the Distributees.

2.6 Payment Terms. All distributions made from the DR Account shall be paid to such Distributee via cheque or wire transfer sent to the addresses listed on the appropriate Schedule to the attention of the person noted on such Schedule. All distributions made from the DR Account to the Company shall be made by wire transfer in accordance with the Company's instructions. Disbursements to the Distributees and the Company on account of section 2.3 shall be on Wednesday in each week.
In the event that a Wednesday is not a Business Day, then such funds shall be forwarded to the Distributees and the Company on the next Business Day. At the Company's option, if the Company provides a report as contemplated in section 2.3 on a Friday in a week in respect of sales that accrued from the date of the last report to the close of business immediately proceeding the date of the report referred to herein, the Agent shall effect a further distribution on the Monday of the week in which such additional report was submitted in the manner contemplated in this Agreement.

2.7  Treatment of Funds.

(a)  All amounts which from time to time are on deposit in the DR
Account and the Company's interest in the DR Account:

(i) constitute "proceeds" within the meaning of the Personal Property Security Act (Ontario) (the "PPSA") of collateral subject to the Deluxe Security and Debentureholders Security and Visual Canada shall hold such amounts in the DR Account in trust for the Company, Deluxe, the Debentureholders and the other Distributees in accordance with their respective rights to receive payments out of the DR Account pursuant to section 2.4; and

(ii) shall be kept separate and apart from all other funds and assets of the Company or Visual Canada. For greater certainty, each of the Company and Visual Canada agree not to deposit or cause to be deposited any funds into the DR Account other than funds it is required to deposit or cause to be deposited therein pursuant to this Agreement.

(b) If any amounts on account of Direct Response Sales are paid to the Company or Visual Canada directly, other than by the Agent in accordance with the terms hereof, the Company or Visual
Canada, as the case may be, shall:

(i) keep such amounts separate and apart from all other funds in its possession;

(ii) deposit such amounts into a segregated account;

(iii) hold such amounts in trust for the benefit of the Agent and the Distributees in accordance with the terms of this Agreement; and

(iv) forthwith deliver such amounts to the Agent to be deposited into the DR Account to be distributed in accordance with this Agreement.

(c)  Notwithstanding anything herein to the contrary, if:

(i) a receiver, interim receiver, receiver and manager, trustee in bankruptcy, liquidator or similar entity is appointed over all or any part of the Company's assets;

(ii) this Agreement is otherwise terminated; or

(iii)     there is no Agent;
then this Agreement will continue to apply only to amounts received from Direct Response Sales where orders from customers for such Direct Response Sales were made before the date of such appointment or such termination and the Units in respect of such orders:

(aa) have been delivered by Deluxe;

(bb) have been manufactured and completed for shipment by Deluxe but have not yet been delivered, to the extent such Units are delivered; or

(cc) are in the process of being manufactured by Deluxe but have not yet been completed or delivered, to the extent such Units are completed and delivered.

ARTICLE III

NON DIRECT RESPONSE SALES

3.1 Disbursement Account. Visual Canada has established a Canadian dollar account and a United States dollar account (collectively, the "Non DR Account") with National Bank of Canada
(Account Nos.  ___________     and      ___________    ___),
which accounts provide that during the term of this Agreement, any and all withdrawals and disbursements from the Non DR Account shall be solely at the written direction of the Agent as disbursing agent for the Company; the Company and Visual Canada shall cause all Non DR Account documents to so provide and to be on terms reasonably satisfactory to Red Brook and Deluxe. In the event that any interest is earned on amounts deposited from time to time in the Non DR Account, such interest shall be distributed by the Agent as provided herein. All escrow fees and other costs and expenses incurred in connection with the Non DR Account shall be paid by the Company. For greater certainty, neither the Company, Visual Canada or their respective successors and assigns shall have any right to withdraw funds from the Non DR Account and the account documents shall so provide. The Company and Visual Canada covenant that they will cause all funds received from Non Direct Response Sales to be deposited into the Non DR Account. Visual Canada hereby confirms that all funds held in the DR Account are held by Visual Canada in trust for the Company, Deluxe, the Debentureholders and the other Distributees in accordance with their respective rights to receive payments out of the Non DR Account pursuant to section 3.3, such trust arrangement entered into by Visual Canada for the purpose of expediency in connection with the execution of this Agreement and that Visual Canada has no interest whatsoever in any of the said funds.

3.2 Company Report. The Company shall provide to the Parties on Monday in each week, a report in writing which shall include a reconciliation of the amounts which were deposited into the Non DR Account in respect of Non Direct Response Sales that occurred commencing from the time when the last sales were made or revenue and/or receipts received on the report last submitted by the Company to the Agent pursuant to this section to the close of business on the day immediately preceding the date of the report, except that the first such report, shall cover the period from the date hereof until the close of business on the day immediately preceding the date of the report. Such report shall include the Deluxe Obligations due and owing in respect of Non Direct Response Sales and a list of revenue and/or receipts from Retail and Rentail Sales, Other DVD Unit Sales, and Other Sales, to whom such sales were made and the price for which Units were sold in respect of each purchaser of such Units. Such report shall also include the cumulative total of Units sold. All reports shall be sent by the Company to the Parties by facsimile transmission or by electronic mail. In the event that a Monday is not a Business Day, then such report shall be forwarded to the Agent on the next Business Day.

3.3 Disbursements from the Non DR Account. From the total amount deposited from time to time into the Non DR Account, the Agent shall cause payments to be made in the following order to the extent that there are funds available for distribution:

(a)  to the Agent, the Disbursement Fees, if any, pursuant to section 4.4 hereof;

(b) to Deluxe, the Deluxe Obligations due and owing in respect of Non Direct Response Sales, and professional fees incurred by Deluxe to a maximum aggregate amount of $50,000;

(c)  to the Debentureholders, the amount set out in Schedule "D";

(d)  to the Debentureholders, Film Finances, Inc., Deluxe and
ThinkFilm LLC, the respective amounts in the order of priority as set out in Schedule "E"; and,

(e) to the Company, the balance remaining in the Non DR Account after the payment of the amounts above described.

3.4 Agent Reports. The Agent shall furnish to the Parties, on a weekly basis, a report indicating: (i) all amounts received in the Non DR Account during the previous week; (ii) the total amount of the funds held in the DR Account at the end of the previous week; (iii) the amounts disbursed to the Distributees and the Company in respect of such calendar week pursuant to section 3.3; and (iv) the cumulative total of all amounts disbursed by the Agent to each of the Distributees and the Company.

3.5 Payment Terms. All distributions made from the Non DR Account shall be paid to such Distributee via cheque or wire transfer sent to the address listed on the appropriate Schedule to the attention of the person noted on such Schedule. All distributions made from the Non DR Account to the Company shall be made by wire transfer in accordance with the Company's instructions. Disbursements to Distributees and the Company pursuant to section 3.3 shall be made on Tuesday in each week.
In the event that a Tuesday is not a Business Day, then such funds shall be forwarded to the Distributees and the Company on the next Business Day. At the Company's option, if the Company provides a report as contemplated in section 3.2 on Thursday in a week in respect of sales that accrued from the date of the last report to the close of business immediately proceeding the date of the report referred to herein, the Agent shall effect a further distribution on the Friday of the week in which such additional report was submitted in the manner contemplated in this Agreement.

3.6  Treatment of Funds.

(a) All amounts which from time to time are on deposit in the Non DR Account and the Company's interest in the Non DR Account:

(i) constitute "proceeds" within the meaning of the PPSA of collateral subject to the Deluxe Security and Debentureholders Security and Visual Canada shall hold such amounts in the Non DR Account in trust for the Company, Deluxe, the Debentureholders and the other Distributees in accordance with their respective rights to receive payments out of the Non DR Account pursuant to section 3.3; and

(ii) shall be kept separate and apart from all other funds and assets of the Company and Visual Canada. For greater certainty, each of the Company and Visual Canada agree not to deposit or cause to be deposited any funds into the Non DR Account other than funds it is required to deposit or cause to be deposited therein pursuant to this Agreement.

(b) If any amounts on account of Non Direct Response Sales are paid to the Company or Visual Canada directly, other than by the Agent in accordance with the terms hereof, the Company or Visual
Canada, as the case may be, shall:

(i) keep such amounts separate and apart from all other funds in its possession;

(ii) deposit such amounts into a segregated account;

(iii) hold such amounts in trust for the benefit of the Agent and the Distributees in accordance with the terms of this Agreement; and

(iv) forthwith deliver such amounts to the Agent to be deposited into the Non DR Account to be distributed in accordance with this Agreement.

(c)  Notwithstanding anything herein to the contrary, if:

(i) a receiver, interim receiver, receiver and manager, trustee in bankruptcy, liquidator or similar entity is appointed over all or any part of the Company's assets;

(ii) this Agreement is otherwise terminated; or

(iii)     there is no Agent;

then this Agreement will continue to apply only to amounts received from Non Direct Response Sales where orders from customers for such Non Direct Response Sales were made before the date of such appointment or such termination and the Units in respect of such orders:

(aa) have been delivered by Deluxe;

(bb) have been manufactured and completed for shipment by Deluxe but have not yet been delivered, to the extent such Units are delivered; or

(cc) are in the process of being manufactured by Deluxe but have not yet been completed or delivered, to the extent such Units are completed and delivered.

ARTICLE IV

AGENT OBLIGATIONS

4.1 Limitation on the Agent's Obligation to Make Payment. The Agent shall be obligated to disburse such amounts described in section 2.4 and section 3.3 to the Distributees and the Company only to the extent that the funds are actually and indefeasibly received in a Disbursement Account.

4.2 Accuracy of Schedules. Notwithstanding anything to the contrary contained in this Agreement, the Agent shall have no duty or obligation:

(i) to verify the accuracy of Schedules "A", "B", "C", "D" or "E", or any amendments to such schedules received by the Agent from the Company from and after the date hereof, (which shall not be effective unless approved in writing by Deluxe and Red Brook on behalf of the Debentureholders);

(ii) to verify that the proper amounts are or have been transferred from the Company or others; or

(iii) to seek or request the transfer of additional funds from the Company or from any other person, regardless of whether such additional transfers are due and payable to a Disbursement Account, and whether the amounts held from time to time in a Disbursement Account are inadequate to make the payments to be made by the Agent pursuant to this Agreement from the Disbursement Account.

All amounts payable by the Company, including without limiting the generality of the foregoing, shipping and handling, sales, GST and other taxes, costs, expenses and overhead of the Company or in respect of the Company's property, shall be payable by and be the sole responsibility by the Company and the Company hereby indemnifies and holds harmless the Agent, Deluxe and the Debentureholders against any claims in respect of such amounts.

4.3 Changes to Schedules. The Company hereby confirms to the Agent that Schedules "A", "B", "C", "D" and "E" accurately reflect amounts payable to the respective Distributees as of the date of this Agreement and that the respective Distributees have been advised of their respective distribution amounts as set forth on such schedules. Nothing in this Agreement or otherwise shall require the Agent to make distributions or other payments from the Disbursement Accounts on behalf of the Company to any other persons (other than in accordance with Schedules "A", "B", "C", "D" or "E") or as such schedules may be amended by all of the Parties in writing.

4.4 Disbursement Fees. The Company shall pay to the Agent, within five (5) Business Days following the execution of this Agreement, a retainer of five thousand dollars ($5000.00). The Agent shall be paid its customary hourly rate for services rendered pursuant to this Agreement and reasonable charges for disbursements and expenses incurred in connection with such services (collectively, the "Disbursement Fees"). In the event that the Disbursement Fees have not been paid to the Agent out of the Disbursement Accounts, the Company shall pay forthwith such Disbursement Fees to the Agent after receipt by the Company of written request therefor from the Agent. The Parties covenant to use reasonable best efforts to negotiate a flat fee, in lieu of the hourly rate described above, payable weekly by the Company on the week following.

4.5  The Agent's Obligations.

(a) The parties agree that all distributions and payments from the Disbursement Account will be made by the Agent in accordance with articles 2 and 3 of this Agreement. For purposes of the instructions hereunder, the Agent may consider Schedule "A", "B", "C", "D" or "E" to be correct and valid unless amended by written notice to the Agent and in accordance with this Agreement. The Agent may act in reliance upon any instruction, instrument, or signature of any official or director of a party in this Agreement which is provided in accordance with this Agreement and in compliance with section 6.6, reasonably believed by the Agent to be genuine. The Agent may assume that any director or officer of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. The Agent will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. The Agent shall not be responsible for failure to act as a result of causes beyond the reasonable control of the Agent.

(b) If a Distributee disputes a past or proposed distribution of funds by the Agent pursuant to this Agreement, the Distributee shall send notice in writing to the Agent detailing the nature of its dispute and to extent possible including particulars thereof (the "Dispute Notice"). If the Agent is unable to resolve the subject matter of the Dispute Notice within seven (7) Business days the Agent shall forward the Dispute Notice to the Parties and the Agent may thereafter, in its sole discretion, if the dispute is for a specified monetary amount, withhold and not distribute any disputed distribution amounts. If such dispute has not been resolved within seven (7) Business Days of the date the Agent has provided the Dispute Notice to the Parties, the Agent shall commence interpleader proceedings in respect of the withheld amounts pursuant to the Rules of Civil Procedure (Ontario). Nothing in this Agreement shall constitute an agreement or admission by the Agent or Company that any Distributee has the right to make any such claims or disputes against the Agent or the Disbursement Account. For greater certainty, all amounts not in dispute shall be paid by the Agent in the ordinary course.

4.6 Indemnification. The Company hereby indemnifies, defends and holds harmless the Agent from any and all claims, actions, damages, arbitration fees and expenses, costs, and attorney's fees on a solicitor and client basis incurred by the Agent and other liabilities incurred by the Agent relating in any way to this Agreement or any claims made against the Agent or the Disbursement Accounts except where it is adjudged in a final, nonappealable order from a court of competent jurisdiction that the Agent acted with gross negligence or wilful misconduct.

4.7 Limitation of Liability. In no event will the Agent be liable for any incidental, indirect, special, exemplary, punitive or consequential damages, including, but not limited to, damages, lost profits, lost opportunities, costs or expenses (including legal fees and expenses), whether foreseeable or unforeseeable, that may arise out of or in connection with this Agreement. The Agent shall not be liable for any non-performance or delays caused by strikes, lockouts, fire, flood, terrorism, war, riots, government, acts of God or other means beyond its control.

ARTICLE V

TERM

5.1 Term. This Agreement shall expire when all principal, interest, fees and expenses owing by the Company or the Guarantors (as such term is defined in the Second Forbearance Agreement) to the Debentureholders under the Documents (as such term is defined under the Second Forbearance Agreement) and the Second Forbearance Agreement have been paid in full and all royalty payments required to be made by the Company to the Debentureholders under the Debentures (as such term is defined under the Second Forbearance Agreement) are current.

5.2 Termination. Notwithstanding section 5.1, this Agreement shall terminate if:

(i) any action is taken by the Company to institute proceedings to be adjudicated a bankrupt or the Company consents to the institution of bankruptcy proceedings or the Company makes any assignment or proposal in bankruptcy or gives notice of an intention to do so under the Bankruptcy and Insolvency Act (Canada) or under any other analogous statute in any jurisdiction;

(ii) a receiver, interim receiver, receiver and manager, agent, liquidator or other similar administrator is appointed in respect of the property, assets and undertaking of the Company, or any material part thereof, or the taking by a secured party, lien claimant, other encumbrancer, judgment creditor or a person asserting similar rights of possession of the property, assets and undertaking of the Company, or any part thereof; or

(iii) there is no agent or replacement agent appointed to carry out the duties of the Agent hereunder.
The Company shall have the right to terminate this Agreement with the written consent of both Deluxe and Red Brook for any reason, or on the written direction of both Deluxe and Red Brook for any reason, each upon thirty (30) days prior written notice to the Agent.

Notwithstanding the termination of this Agreement, this Agreement will continue to the extent provided for in section 2.7
(excluding section 2.7(b)(iv)) and 3.6 (excluding section
3.6(b)(iv)).

5.3 Effect of Termination on Agent. No termination of this Agreement shall affect any of the protections afforded to the Agent in Article IV. Upon the effective date of such termination, the Agent shall have no further obligations under this Agreement.

5.4 Resignation of Agent. The Agent may resign as Agent under this Agreement on thirty (30) days written notice to the Company, Red Brook and Deluxe. Within fifteen (15) Business Days of such notice, if the Company, Red Brook and Deluxe are unable to mutually agree upon a replacement agent, then each of the Company, Red Brook and Deluxe shall nominate a person who shall be a chartered accountant duly licensed to practice in the province of Ontario and those nominees shall, by majority vote, select a replacement agent, provided that such replacement agent shall be:

(a) an arm's length third party to each of the Parties and each of the Distributees;

(b) not be providing services to any of the Parties or any of the Distributees; and

(c) a chartered accountant duly licensed to practice in the province of Ontario.

     If any of the Company, Red Brook or Deluxe should fail to nominate a person to select a replacement agent, the persons nominated by the other such parties shall be entitled to select a replacement agent otherwise in accordance with this section 5.4.

     Failing the selection of a replacement agent in accordance with this section 5.4, this Agreement shall terminate.

ARTICLE VI

OTHER MATTERS

6.1 Governing Law. This Agreement shall be governed by the laws of the province of Ontario and the laws of Canada applicable therein. The parties hereby agree that any judicial proceeding arising out of or relating to this Agreement shall be brought exclusively in the Ontario Superior Court of Justice, and the parties hereby irrevocably submit to the exclusive jurisdiction of such courts and waive any objection they may have to the venue of such courts.

6.2 Application to Court. The Agent may apply to a court at any time and from time to time for advice and direction with any aspect of this Agreement and the performance of any of its duties and responsibilities hereunder.

6.3 No Third Party Rights. This Agreement is made solely for the benefit of the parties to this Agreement and their respective permitted successors and assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement unless otherwise agreed to by all the parties hereto.

6.4 Authority to Sign. Each of the parties herein represents and warrants that the execution, delivery, and performance of this Agreement has been duly authorized and signed by a person who meets statutory or other binding approval to sign on behalf of its business organization as named in this Agreement. Red Brook further represents and warrants that it is duly authorized to enter into this Agreement, and all documents entered into pursuant thereto, on behalf of itself and all other Debentureholders. The Agent will be able to perform its obligations under this Agreement once the Agent has received a fully executed agreement.

6.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Counterparts may be executed in original or facsimile form and the parties may adopt any signature received by a facsimile name as original signatures of the parties.

6.6 Notices. All notices between the parties shall be in writing. Notices delivered personally by telecopier shall be deemed received on the same Business Day if delivered personally or by telecopier before 3:00 p.m. on such day, and otherwise on the next Business Day. Notices deposited with an overnight courier service prior to its deadline on any Business Day shall be deemed received on the following Business Day.

All notices to the Company or Visual Canada shall be given to:

1235 Bay Street
Suite 300
Toronto, Ontario
M5R 3K4
Attention:     Chief Executive Officer
Fax Number:    416-921-9951

All notices to the Agent shall be given to:

27 Carlton Street, Suite 305
Toronto, Ontario
M5B 1L7
Attention:     Alan Shiner
Fax Number:    416-971-8489
E-Mail Address:     ashiner@skz.ca

All notices to Red Brook shall be given to:

3751 Victoria Park Avenue
Toronto, Ontario
M1W 3Z4
Attention :    Elly Reisman
Fax Number :   416-449-6438
E-Mail Address:     phyllis@greatgulfhomes.com

with a copy to:

Soho Financial, a division of 1061569 Ontario Limited
3751 Victoria Park Avenue
Toronto, Ontario
M1W 3Z4
Attention:     Ed Rosenblat
Fax Number:    416-449-6438
E-Mail Address:     ed@greatgulfhomes.com

All notices to Deluxe shall be given to:

Deluxe Laboratories
350 Evans Avenue
Toronto, Ontario
M8Z 1K5
Attention:     President
Fax Number:    416-364-3601

and to:

Deluxe Media Services
568 Atrium Way
Vernon Hills, Illinois
60061
Attention:     President
Fax Number:    847-549-8286

6.7 Independent Contractor. The Agent is an independent contractor. The Company has no authority to bind the Agent to any agreement or obligation.

6.8 Authority of Company. This Agreement relates only to the DR Account and the Non DR Account and the distribution of the amounts therein, and nothing in this Agreement provides any party thereto other than the Company with the authority to make any decisions respecting the conduct of the Company's business, affairs and operations.

6.9 No Assignment. No party shall assign any part or all of this Agreement and any attempt to assign, in violation of this section is void in each instance; provided, however, that the Agent may assign its obligations under this Agreement to an affiliate that controls, is controlled, or is under common control with the Agent.

6.10 Currency. All dollar amounts set out herein shall be in United States Dollars (US$) unless otherwise stated.

6.11 Fees. The Company will pay the Agent's attorneys' fees and costs in connection with this Agreement and any claims, suits, costs or otherwise related hereto.

 [SIGNATURE PAGE FOLLOWS]

In witness whereof, the parties hereto have executed this Agreement as of the day and year first above written.

VISUAL BIBLE INTERNATIONAL, INC.

By:
(Authorized Signing Officer)

VISUAL BIBLE INTERNATIONAL(CANADA) INC.


By:
     (Authorized Signing Officer)

RED BROOK DEVELOPMENTS LIMITED in its capacity as a holder of A
Units of the Company and on behalf of the A Unit
Debentureholders, and in its capacity as a holder of B Units and on behalf of the B Unit Debentureholders, and not in any other capacity


Per: ______________________________
     (Authorized Signing Officer)

DELUXE MEDIA SERVICES, INC.


Per: ______________________________
          (Authorized Signing Officer)

DELUXE LABORATORIES, INC.


Per: ______________________________
          (Authorized Signing Officer)

DELUXE TORONTO LTD.


Per: ______________________________
          (Authorized Signing Officer)

SHINER ZWEIG INC.


Per: ______________________________
     (Authorized Signing Officer)

SCHEDULE "A"


"A" Unit Debenture Distributees   Names and Description of
Distributable Amounts

"A" Unit Debenture $6,533,645

Subject to the paragraph immediately following this paragraph, for Direct Response Sales, the Agent shall calculate the weekly distribution to the A Unit Debentureholders by taking the aggregate number of Units sold in respect of which payment has been received times the aggregate sale price for each Unit, less applicable taxes, shipping and handling, and returns, times the applicable A Unit Proceed Percentage (the "A Unit Payment Amount") and pro rate such amount among the A Unit Debentureholders in the manner set out in this Schedule A.

Notwithstanding the foregoing or anything in the Debentures to the contrary, if the price per Unit on any Direct Response Sales is less than US$39.95 per Unit (unless such sale is in respect of the sale of more than 1 Unit to the same purchaser and at least 1 Unit is sold for $39.95), and except if the Unit sales were made to the Canadian Bible Society at $27.00 per Unit or more, the A Unit Payment Amount shall be calculated by taking the number of Units sold in respect of which payment has been received times the sale price for each Unit, less applicable taxes, shipping and handling, and returns, times fifty percent (50%) times: (i) seventy-five percent (75%) until receipt by the Agent of the A Unit Principal Repayment Notice (as such term is hereinafter defined); (ii) twenty-five percent (25%) until receipt by the Agent of the B Unit Principal Repayment Notice (as such term is hereinafter defined); and, (iii) seventy-five percent (75%) until receipt by the Agent of the A Unit Repayment Notice (as such term is hereinafter defined) (collectively the "A Unit Flip").

The "A Unit Proceed Percentage" shall be calculated as follows:

(i) twenty-six percent (26%) for sales of Units for which payment has been received by the Company up to the sale of 120,000 of such Units;

(ii) thirty-six percent (36%) for sales of Units for which payment has been received by the Company from the sale of 120,001 to 200,000 of such Units;

(iii) twenty-eight percent (28%) for sales of Units for which payment has been received by the Company from the sale of 200,001 to 250,000 of such Units;

(iv) twenty-seven percent (27%) for sales of Units for which payment has been received by the Company from the sale of 250,001 of such Units until receipt by the Agent of a certificate from the Company and Red Brook that each A Unit Debentureholder has received an aggregate amount equal to the Maximum Principal Amount (as defined in the A Unit Debentures) of such A Unit Debentureholder's debenture (the "A Unit Principal Repayment Notice");

(v) zero percent (0%) for sales of Units for which payment has been received by the Company from receipt by the Agent of the A Unit Principal Repayment Notice until receipt by the Agent of a certificate from the Company and Red Brook that each B Unit Debentureholder has received an aggregate amount equal to the original principal amount of such B Unit Debentureholder's debenture (the "B Unit Principal Repayment Notice"); and

(vi) thirty percent (30%) for sales of Units for which payment has been received by the Company from receipt by the Agent of the B Unit Principal Repayment Notice until receipt by the Agent of a certificate from the Company and Red Brook that any and all amounts due under the A Unit Debentures have been paid in full including any accrued but unpaid Royalty (as such term is defined in the A Unit Debentures) (the "A Unit Repayment Notice").

As of and including March 31, 2004, 102,404 Units have been sold for which payment has been received by the Company.

Notwithstanding the above, that during the period from the date of this Agreement to March 31, 2004 and for the months of April, May, June and July 2004, the A Unit Debentureholders shall only be entitled to receive the following:

(i) if 25,000 Units or less are sold by the Company in any calendar month, the A Unit Debentureholders shall receive fifty percent (50%) of the A Unit Payment Amount;

(ii) if more than 25,000 Units but less than 35,000 Units are sold by the Company in any calendar month, the A Unit
Debentureholders shall receive:

(A) fifty percent (50%) of the A Unit Payment Amount for the first 25,000 Units; and

(B) seventy-five percent (75%) of the A Unit Payment Amount for the next 10,000 Units;

(iii) if more than 35,000 Units but less than 45,000 Units are sold by the Company in any calendar month, the A Unit
Debentureholders shall receive:

(A) fifty percent (50%) of the A Unit Payment Amount for the first 25,000 Units;

(B) seventy-five percent (75%) of the A Unit Payment Amount for the next 10,000 Units; and

(C) one hundred percent (100%) of the A Unit Payment Amount for all Units sold that exceed 35,000 Units; and

(iv) if more than 45,000 Units are sold by the Company in any calendar month, the A Unit Debentureholders shall receive the full A Unit Payment Amount;

There shall be added to the A Unit Payment Amount:

(i)  any amounts which are payable on account of the A Unit
Payment Amount in any prior period;

(ii) any amounts which are required to be paid under Schedule D hereunder;

(iii) seventy-five percent (75%) of the two payments of $50,000 required to be paid to the Debentureholders under Section
7.1(h) of the Second Forbearance Agreement; and,

(iv) seventy-five percent (75%) of the amount of $400,000 required to be paid to the Debentureholders under Section
7.1(j)(ii) of the Second Forbearance Agreement;

only to the extent such amounts are not paid on the dates and in the amounts required to be paid as provided for under this Agreement and under Section 7.1(h), section 7.1(j) and Section
7.1(p) of the Second Forbearance Agreement.

For greater certainty, from and after July 31, 2004, the A Unit
Debentureholders shall be entitled to receive the full A Unit
Payment Amount.

Nothing herein shall be construed as a waiver of a default or Event of Default (as defined in the Second Forbearance Agreement) arising from such non-payment under the Second Forbearance
Agreement.



Initial
Pro-rata
Capital
Share

1
Red Brook Developments Limited
3751 Victoria Park Avenue
Toronto, Ontario
M1W 3Z4
Attention:  Mr. Elly Reisman
$5,151,937.00
78.852%

AGF Group

2
AGF Growth Equity Fund
c/o AGF Management Limited
31st and 32nd Floor, TD Bank Tower
Toronto, Ontario
M5K 1E9
Attention:  Ms. Cindy Gedney
$354,800.00
5.430%

3
GWL Growth Equity Fund
c/o AGF Management Limited
31st and 32nd Floor, TD Bank Tower
Toronto, Ontario
M5K 1E9
Attention:  Ms. Cindy Gedney
$29,600.00
0.453%

4
London Life Growth Equity Fund
c/o AGF Management Limited
31st and 32nd Floor, TD Bank Tower
Toronto, Ontario
M5K 1E9

Attention:  Ms. Cindy Gedney
$45,000.00
0.689%

5
IG AGF Diversified Growth Fund
c/o AGF Management Limited
31st and 32nd Floor, TD Bank Tower
Toronto, Ontario
M5K 1E9
Attention:  Ms. Cindy Gedney
$65,200.00
0.998%

6
IG AGF Diversified Growth Class
c/o AGF Management Limited
31st and 32nd Floor, TD Bank Tower
Toronto, Ontario
M5K 1E9
Attention:  Ms. Cindy Gedney
$400.00
0.006%

7
Augusta Holding Inc.
30 St. Clair Avenue West, Suite 1205
Toronto, Ontario
M4V 3A1
Attention:  Mr. Martin Prosserman
$250,000.00
3.826%

8
Ruth Reisman Limited
120 Eglinton Avenue East, Suite 500
Toronto, Ontario
M4P 1E2
Attention:  Mrs. Ruth Reisman
$250,000.00
3.826%

9
Mr. Art Kleinstein
150 South Dahlia Street
Denver, Colorado
80246
$50,000.00
0.765%


10
Mr. Stan Nashen
60 Birchview
Dollard Des Ormeaux, Quebec
H9B 3H9
$50,000.00
0.765%

11
Mrs. Beverly Reisman
c/o Soho Financial
3751 Victoria Park Avenue
Toronto, Ontario
M1W 3Z4
$50,000.00
0.765%

12
Mr. Zivojin Maznic
Zivojin Maznic
1004-100 Upper Madison Avenue
Toronto, Ontario
M2N 6M4
$50,000.00
0.765%

13
Mr. George Steels
68 Liebeck Crescent
Unionville, Ontario
L3R 1Y5
$5,000.00
0.077%

14
Mr. Ronald Prosserman
30 St. Clair Avenue West, Suite 1205
Toronto, Ontario
M4V 3A1
$5,000.00
0.077%

15
New Century Investment Holdings Ltd.
c/o Longbar Nominees Limited
4th Floor, Jardine House
33 Reid Street
Hamilton, HM12
Bermuda
Attention:  Mr. Derek Buntain
$176,708.00
2.705%

Total A's (pre-interest and royalties)
$6,533,645.00
100.000%

The first $250,000 of all amounts due to Debentureholders pursuant to sections 2.4 and 3.3 of this Agreement shall be paid by the Agent to Osler, Hoskin & Harcourt LLP, in trust for the Debentureholders.

SCHEDULE "B"


"B" Unit Debenture Distributees   Names and Description of
Distributable Amounts

"B" Unit Debenture $8,500,000

Subject to the paragraph immediately following this paragraph, for Direct Response Sales, the Agent shall calculate the weekly distribution to the B Unit Debentureholders by taking the aggregate number of Units sold in respect of which payment has been received times the aggregate sale price for each Unit, less applicable taxes, shipping and handling, and returns, times the applicable B Unit Proceed Percentage (the "B Unit Payment Amount") and pro rate such amount among the B Unit Debentureholders in the manner set out in this Schedule B.

Notwithstanding the foregoing or anything in the Debentures to the contrary, if the price per Unit on any Direct Response Sale is less than US$39.95 per Unit (unless such sale is in respect of the sale of more than 1 Unit to the same purchaser and at least 1 Unit is sold for $39.95), and except if the Unit sales were made to the Canadian Bible Society at $27.00 per Unit or more, the B Unit Payment Amount shall be calculated by taking the number of Units sold in respect of which payment has been received times the sale price for each Unit, less applicable taxes, shipping and handling, and returns, times fifty percent (50%) times: (i) twenty-five percent (25%) until receipt by the Agent of the A Unit Principal Repayment Notice; (ii) seventy-five percent (75%) until receipt by the Agent of the B Unit Principal Repayment Notice; (iii) twenty-five percent (25%) until receipt by the Agent of the A Unit Repayment Notice; and, (iv) one hundred percent (100%) until receipt by the Agent of the B Unit Repayment Notice (as such term is hereinafter defined) (collectively the "B Unit Flip").

The "B Unit Proceed Percentage" shall be calculated as follows:

(i) six percent (6%) for sales of Units for which payment has been received by the Company up to the sale of 120,000 of such Units;

(ii) nine percent (9%) for sales of Units for which payment has been received by the Company from the sale of 120,001 to 250,000 of such Units;

(iii) fifteen percent (15%) for sales of Units for which payment has been received by the Company from the sale of 250,001 of such Units until receipt by the Agent of a certificate from the Company and Red Brook that an amount equal to the aggregate of the Maximum Principal Amounts (as defined in the A Unit Debentures) has been paid to the A Unit Debentureholders (the "A Unit Recoupment Notice");

(iv) thirty-five percent (35%) for sales of Units for which payment has been received by the Company from receipt by the Agent of the A Unit Recoupment Notice until receipt by the Agent of a certificate from the Company and Red Brook that the B Unit Debentureholders have been paid an aggregate amount equal to the aggregate of the Principal Amounts (as defined in the B Unit Debentures) under the B Unit Debentures (the "B Unit Recoupment Notice");

(v) zero percent (0%) for sales of Units for which payment has been received by the Company from receipt by the Agent of the B
Unit Recoupment Notice until receipt by the Agent of the A Unit
Repayment Notice (the "Trigger Date"); and

(vi) twenty-five percent (25%) for sales of Units for which payment has been received by the Company from the Trigger Date until such time as any and all amounts of accrued but unpaid Interest and the B Unit Accrued Royalties due under the B Unit Debentures have been paid in full (the "B Unit Repayment Notice").

As of and including March 31, 2004, 102,404 Units have been sold for which payment has been received by the Company.

Notwithstanding the above, that during the period from the date of this Agreement to March 31, 2004 and for the months of April, May, June and July 2004, the B Unit Debentureholders shall only be entitled to receive the following:

(i) if 25,000 Units or less are sold by the Company in any calendar month, the B Unit Debentureholders shall receive fifty percent (50%) of the B Unit Payment Amount;

(ii) if more than 25,000 Units but less than 35,000 Units are sold by the Company in any calendar month, the B Unit
Debentureholders shall receive:

(A) fifty percent (50%) of the B Unit Payment Amount for the first 25,000 Units; and

(B) seventy-five percent (75%) of the B Unit Payment Amount for the next 10,000 Units;

(iii) if more than 35,000 Units but less than 45,000 Units are sold by the Company in any calendar month, the B Unit
Debentureholders shall receive:

(A) fifty percent (50%) of the B Unit Payment Amount for the first 25,000 Units;

(B) seventy-five percent (75%) of the B Unit Payment Amount for the next 10,000 Units; and

(C) one hundred percent (100%) of the B Unit Payment Amount for all Units sold that exceed 35,000 Units; and

(iv) if more than 45,000 Units are sold by the Company in any calendar month, the B Unit Debentureholders shall receive the full B Unit Payment Amount;

There shall be added to the B Unit Payment Amount:

(i)  any amounts which are payable on account of the B Unit
Payment Amount in any prior period; and

(ii) any amounts which are required to be paid under Schedule D hereunder;

(iii) twenty-five percent (25%) of the two payments of $50,000 required to be paid to the Debentureholders under Section
7.1(h) of the Second Forbearance Agreement; and,

(iv) twenty-five percent (25%) of the amount of $400,000 required to be paid to the Debentureholders under Section 7.1(j)(ii) of the Second Forbearance Agreement;

only to the extent such amounts are not paid on the dates and in the amounts required to be paid as provided for under this Agreement and under Section 7.1(h), section 7.1(j) and Section
7.1(p) of the Second Forbearance Agreement.

Nothing herein shall be construed as a waiver of a default or Event of Default (as defined in the Second Forbearance Agreement) arising from such non-payment under the Second Forbearance
Agreement.

For greater certainty, from and after July 31, 2004, the B Unit
Debentureholders shall be entitled to receive the full B Unit
Payment Amount.

Initial
Pro-rata
Capital
Share

1
Red Brook Developments Limited
3751 Victoria Park Avenue
Toronto, Ontario
M1W 3Z4
Attention:  Mr. Elly Reisman
$2,000,000.00
23.529%

2
Westdale Construction Co. Limited
440 Adelaide Street West
Toronto, Ontario
M5V 1S7
Attention:  Mr. Ron Kimel or Mr. Joe Dack
$1,500,000.00
17.647%

3
The Erin Mills Investment Corporation
7501 Keele Street, Suite 500
Concord, Ontario
L4K 1Y2
Attention :  Mr. Peter Smith
$4,400,000.00
51.765%

4
Mr. Herman Grad
c/o Leisure World, Inc.
8500 Warden Avenue
Markham, Ontario
L3R 8W3
$100,000.00
1.176%

5
Mr. Art Kleinstein
150 South Dahlia Street
Denver, Colorado
80246
$50,000.00
0.588%

6
Mr. Tom Krobot
8710 River Trace
Roswell, Georgia
30076
$100,000.00
1.176%

7
Mr. Maurice Colson
64 Russell Hill Road
Toronto, Ontario
M4V 2T2
$100,000.00
1.176%

8
Dr. Sheldon Glow
c/o 370-500 Portage Avenue
Winnipeg, Manitoba
R3C 3X1
$100,000.00
1.176%

9
Mr. Stan Nashen
60 Birchview
Dollard Des Ormeaux, Quebec
H9B 3H9
$50,000.00
0.588%

10

Inglewood Holdings Inc.
130 Bloor Street West, Suite 410
Toronto, Ontario
M5S 1N5
Attention:  Mr. Bob Rubinoff
$100,000.00
1.176%

Total B's (pre-interest and royalties)
$8,500,000.00
100.000%

The first $250,000 of all amounts due to Debentureholders pursuant to sections 2.4 and 3.3 of this Agreement shall be paid by the Agent to Osler, Hoskin & Harcourt LLP, in trust for the Debentureholders.

SCHEDULE "C"

The Agent shall calculate the weekly distribution to each of the Distributees listed below by taking the number of Units sold (or, in respect of Film Finances, Inc. only, the number of Units sold in North America) in respect of which payment has been received times the respective Unit royalty rate set out below. The Distributees listed below shall not receive more than the respective amount which is owing as of and including March 28, 2004 as listed below ("Maximum Cumulative Amount").

Amount
Unit Royalty
Owing Rate

Media
568 Atrium Way
Vernon Hills, Illinois
60061
Attention:  President
$171,137.00
$0.501

Labs
350 Evans Avenue
Toronto, Ontario
M8Z 1K5
Attention:  President
$199,637.00
$0.501


Film Finances, Inc.
9000 Sunset Boulevard, Suite 1400
Los Angeles, California
90069
Attention:  Mr. Steve Ransohoff
$366,550.00 plus interest
$1.001


1 The total amount to be paid in each month to each of Media, Labs and Film Finances, Inc. including amounts contemplated on this Schedule and under (b)(i), (ii) and (iii) on Schedule E, shall not exceed the sum of $50,000 in any month.

From and after the termination of the Second Forbearance Agreement, if the Direct Response Sales exceeds 25,000 Units in any month and Deluxe has not received the amounts to which is it entitled under (c)(iii) and/or (c)(iv) of Schedule E, then the Agent shall pay to Deluxe an amount equal to the least of:

(i) the aggregate of the amounts that Media has not received and to which it was entitled under (c)(iii) of Schedule E and that Labs has not received and to which it was entitled under (c)(iv) of Schedule E;

(ii) an amount equal to the number of Units sold by Direct Response Sales for the month in excess of 25,000 Units times the sale price for each Unit, less applicable taxes, shipping and handling, and returns, times twenty-five percent (25%); and

(iii)     $50,000.00.

SCHEDULE "D"

The amounts to be paid pursuant to Section 3.3(d) shall be equal to the aggregate of:

(1)  $627,081 (the "Existing Arrears");

(2) any shortfall in any of the payments required to be made to the Debentureholders under this Agreement;

(3) the aggregate amount that the Debentureholders have forborne pursuant to Section 2.4(d) of this Agreement;

(4)  $250,000 on account of professional fees incurred by Red
Brook on behalf of the Debentureholders in respect of any action taken by the Debentureholders to recover any arrears or collect any payments under the A Unit Debentures or the B Unit
Debentures; and

(5) the remaining outstanding professional fees, costs and expenses of Red Brook which are due on or before September 30, 2004.

Provided however to the extent that:

(i) the two payments of $50,000 required to be paid to the Debentureholders under Section 7.1(h) of the Second Forbearance
Agreement; and

(ii) the amount of $400,000 required to be paid to the Debentureholders under Section 7.1(j)(ii) of the Second
Forbearance Agreement

are paid on the dates and in the amounts required to be paid as provided for in the Second Forbearance Agreement such amounts shall be deducted from the Existing Arrears.

Nothing herein shall be construed as a waiver of a default or Event of Default (as defined in the Second Forbearance Agreement) arising from such non-payment under the Second Forbearance
Agreement.

SCHEDULE "E"

The Agent shall calculate the weekly distribution to each of the Distributees listed below as follows:

(a) first:

(i)  to the A Unit Debentureholders:

(aa) for all Retail and Rentail Sales at $35.00 per Unit or more, the A Unit Payment Amount;

(bb) for all Retail and Rentail Sales at less than $35.00 per Unit, the amount obtained by taking the number of Units sold times the sale price for each Unit times fifty percent (50%) times the then applicable percentage set out in the A Unit Flip;

(cc) for all Other DVD Unit Sales at $39.95 per Unit or more, the A Unit Payment Amount;

(dd) for all Other DVD Unit Sales at less than $39.95 per Unit, the amount obtained by taking the number of Units sold times the sale price for each Unit times fifty percent (50%) times the then applicable percentage set out in the A Unit Flip;

(ee) the then applicable percentage set out in the A Unit Flip of fifty percent (50%) of all Other Sales;

(ff) all amounts owing in respect of the Royalty (as such term is defined in the A Unit Debentures); and,

(ii) to the B Unit Debentureholders;

(aa) for all Retail and Rentail Sales at $35.00 per Unit or more, the B Unit Payment Amount;

(bb) for all Retail and Rentail Sales at less than $35.00 per Unit, the amount obtained by taking the number of Units sold times the sale price for each Unit times fifty percent (50%) times the then applicable percentage set out in the B Unit Flip;

(cc) for all Other DVD Unit Sales at $39.95 per Unit or more, the B Unit Payment Amount;

(dd) for all Other DVD Unit Sales at less than $39.95 per Unit, the amount obtained by taking the number of Units sold times the sale price for each Unit times fifty percent (50%) times the then applicable percentage set out in the B Unit Flip;

(ee) the then applicable percentage set out in the B Unit Flip of fifty percent (50%) of all Other Sales;

(ff) all amounts owing in respect of the B Unit Royalties (as such term is defined in the B Unit Debentures); and,

(b) second, to the extent funds remain available for distribution by the Agent from the Non DR Account after the distributions set out in paragraph (a) above:

(i) to Film Finances, Inc., Media and Labs any amounts to which they were previously entitled under clauses (ii) and (iii) of paragraph (b) of this Schedule E, to the extent that they were not previously paid;

(ii) to Film Finances, Inc., an amount equal to the number of Units sold in North America times $1.00 to the Maximum Cumulative
Amount;2

(iii) Media, an amount equal to the number of Units sold times $0.50 and to Labs, an amount an amount equal to the number of Units sold times $0.50, in each case to the Maximum Cumulative
Amount;1.2

provided that, where funds available for distribution by the Agent from the Non DR Account is insufficient to fully satisfy the amounts set out in (b)(i) to (iii) above, the Agent will calculate the amount then owed to such creditors and will prorate the amount available for distribution against such amounts, and

(c) third, to the extent funds remain available for distribution by the Agent from the Non DR Account after the distributions set out in paragraphs (a) and (b) above:

(i) to Media the amounts to which it was previously entitled under clause (iii) of paragraph (c) of this Schedule E, to the extent they were not previously paid;

(ii) to Labs the amounts to which it was previously entitled under clause (iv) of paragraph (c) of this Schedule E, to the extent they were not previously paid;

(iii)     to Media the amounts set forth in the cash flow budget
attached hereto for the applicable month to be paid to "Deluxe
Video" for "Manufacturing   2003", "Manufacturing   2004" and
"Deluxe Media Develop"; and

(iv) to Labs the amounts set forth in the cash flow budget attached hereto for the applicable month to be paid to "Deluxe
Labs" for "Lab Services", "Loan - $125K; CGI - $150K" and "Deluxe
Media Fufilmt";

(d) fourth, to ThinkFilm LLC (2300 Yonge Street, Suite 906,
Toronto, Ontario, M4P 1E4, Attention: Mr. Randy Manis) an amount equal to the number of Units sold in North America times $1.00 to a maximum cumulative amount equal to $524,910;2.3

1 provided that, with respect to the first two deposits or instalments to be made by Trinity Broadcasting Network on account of the future delivery of Units, Deluxe shall be paid $1.25 (for a total of $2.50) plus applicable taxes per Unit for which a deposit or instalment has been received which amounts shall be paid to Lang Michener LLP in trust and Lang Michener LLP shall forward such amount to Deluxe upon shipment of such Units to Trinity Broadcasting Network and written confirmation of receipt of such Units from Trinity Broadcasting Network.

2 The total amount to be paid in each month to each of Media, Labs, Film Finance, Inc. and ThinkFilm, LLC. including amounts contemplated under Schedule C and under (b)(i), (ii) and (iii) of this Schedule E, shall not exceed the sum of $50,000 in any month.
3 Payments to ThinkFilm LLC to commence only upon the Agent's receipt of a certificate from the Company that ThinkFilm LLC has paid $495,000 to Royal Bank of Canada pursuant to an assignment and direction agreement dated February 21, 2003 among The Book of John, Inc., Royal Bank of Canada, ThinkFilm LLC and Film Finances Canada (1998) Inc. and provided such payment is made before April 30, 2004.

Schedule "A"


Schedule "B"


Schedule "C"


Schedule "D"


Schedule "D"


Schedule "E"


Schedule "E"